Exhibit 32.2

Certification Pursuant to

18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of China BAK Battery, Inc. (the “Company”) on Form 10-KSB/A for the fiscal year ended September 30, 2005 as filed with the Securities Exchange Commission on the date hereof (the “Report”). I, Han Yongbin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2006

By:	/S/ YONGBIN HAN
Yongbin Han Chief Financial Officer